SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: (Date of earliest event reported): September 09, 2003

CHICO’S FAS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-21258	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33912

(Address of Principal Executive Offices)	(Zip code)

(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

     On September 9, 2003, Chico’s FAS, Inc. issued a press release announcing the conclusion of the Pazo test to focus on its proven growth vehicles and to proceed with its intimates test. A copy of the press release is furnished as an Exhibit to this Report on Form 8-K (Exhibit 99.1).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

99.1	Chico’s FAS, Inc. Press Release dated September 09, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On September 9, 2003, Chico’s FAS, Inc. issued a press release announcing the conclusion of the Pazo test to focus on its proven growth vehicles and to proceed with its intimates test. A copy of the press release is furnished as an Exhibit to this Report on Form 8-K (Exhibit 99.1).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: September 9, 2003	By: /s/ Charles J. Kleman

Charles J. Kleman, Executive Vice President — Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Chico’s FAS, Inc. dated September 9, 2003

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